UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 20, 2010
PERMIAN BASIN ROYALTY TRUST
(Exact name of Registrant as specified in its charter)

Texas	1-8033	75-6280532
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Trust Division
Royalty Trust Group
U.S. Trust, Bank of America, Private
Wealth Management
901 Main Street, 17th Floor
Dallas, Texas	75202
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code: (214) 209-2400
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
     On July 20, 2010, the Registrant issued a press release announcing its monthly cash distribution to unitholders of record on July 30, 2010. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     This Report on Form 8-K is being furnished pursuant to Item 2.02, Results of Operations and Financial Condition. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits

99.1	Press Release dated July 20, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

	By:	PERMIAN BASIN ROYALTY TRUST BANK OF AMERICA, N.A., and TRUSTEE FOR PERMIAN BASIN ROYALTY TRUST
	By:	/s/ RON E. HOOPER
Ron E. Hooper
Date: July 21, 2010		Senior Vice President, Royalty Management

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated July 20, 2010.